IMPORTANT NOTICE REGARDING CHANGE IN
INVESTMENT POLICY

ALGER CHINA-U.S. GROWTH FUND

Supplement dated March 12, 2013 to the
Prospectus dated March 1, 2013
As Supplemented

The Board of Trustees of Alger China-U.S. Growth Fund has approved changes with respect to the Fund that are anticipated to become effective on or about May 31, 2013. The Fund's name will be changed to Alger Global Growth Fund, but its investment objective to seek long-term capital appreciation will not change. The Fund will continue to be managed by Dan Chung and Deborah Vélez Medenica, with the addition of Pedro V. Marcal. The Fund's principal investment strategy, currently set forth in the second, third and fourth paragraphs under the heading "Principal Investment Strategy" on page 140 of the Prospectus, will be replaced with the following three paragraphs:

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities, including common stocks, American Depositary Receipts and Global Depositary Receipts, of global companies, which include both U.S. and foreign companies. Foreign companies are companies (i) that are organized under the laws of a foreign country; (ii) whose principal trading market is in a foreign country; or (iii) that have a majority of their assets, or that derive a significant portion of their revenue or profits from business, investments or sales, outside the United States. The Fund's foreign investments will include securities of companies in both developed and emerging market countries. The Fund may invest in companies of any market capitalization, from large, well-established companies to small, emerging growth companies.

The Fund will typically have significant exposure to issuers domiciled outside the U.S. Fred Alger Management, Inc. believes that exposure to issuers domiciled outside the U.S. can help provide diversification when seeking long-term growth of capital. The Fund may emphasize its exposure to foreign (including emerging market) securities if Fred Alger Management, Inc. believes that such securities have the potential to outperform U.S. securities. The Fund will allocate its assets among various regions and at least three different countries, including the U.S.

The Fund's benchmark is the Morgan Stanley Capital International (MSCI) All Country Word Index (ACWI), which is a market capitalization weighted index designed to provide a broad measure of equity market performance throughout the world, including both developed and emerging markets.

The Fund's portfolio turnover rate is likely to increase during this transition, resulting in higher transaction costs for the Fund.

Shareholders may choose to exchange their shares of the Fund for shares of the same class of another of the Alger Family of Funds at any time. Shareholders may also redeem their shares. Exchange or redemption of shares may be a taxable event to shareholders. Investors are urged to consult their own tax advisers as to the federal, state, and local tax consequences of these transactions.

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